Exhibit A


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                                                  AIRPLANES GROUP
                                           Report to Certificateholders

Payment Date: 17 July 2000.             All numbers in US$ unless otherwise stated
Calculation Date: 11 July 2000.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

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                                                                                                                 Balance on
                                                            Prior Balance    Deposits       Withdrawals       Calculation Date
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                                                              9-Jun-00                                           11-Jul-00

Lessee Funded Account                                                 0.00           0.00            (0.00)             0.00
Expense Account (note ii)                                     2,016,593.72  14,998,824.73   (12,651,862.03)     4,363,556.42
Collection Account (note iii)                               199,423,752.21  41,122,135.35   (46,257,809.21)   194,288,078.35
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 -  Miscellaneous Reserve                                    40,000,000.00                                      40,000,000.00
 -  Maintenance Reserve                                      80,000,000.00                                      80,000,000.00
 -  Security Deposit                                         38,396,498.00                                      38,165,943.00
 -  Other Collections (net of interim withdrawals)           41,027,254.21                                      36,122,135.35
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Total                                                       201,440,345.93  56,120,960.08   (58,909,671.24)    198,651,634.77
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(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
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Balance on preceding Calculation Date (June 9, 2000)          2,016,593.72
Transfer from Collection Account (previous Payment Date)      9,983,406.28
Transfer from Collection Account (interim deposit)            5,000,000.00
Interest Earned during period                                    15,418.45
Payments during period
between prior Calculation Date and the relevant Calculation Date:
 - Payments on previous Payment Date                         (3,186,549.00)
 - Other payments                                            (9,465,313.03)
                                                              ------------
Balance on relevant Calculation Date (July 11, 2000)          4,363,556.42
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(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
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Balance on preceding Calculation Date (June  9, 2000)       199,423,752.21
Collections during period                                    40,620,259.80
Swap receipts (previous Payment Date)                           501,875.55
Transfer to Expense Account (previous Payment Date)          (9,983,406.28)
Transfer to Expense Account (interim withdrawal)             (5,000,000.00)
Net transfer to Lessee Funded Accounts                                0.00
Aggregate Certificate Payments (previous Payment Date)      (31,167,620.84)
Swap payments (previous Payment Date)                          (106,782.09)
                                                           ---------------
Balance on relevant Calculation Date (July 11, 2000)        194,288,078.35
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(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
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                        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                        Priority of Payments
                    (i) Required Expense Amount                                   12,000,000.00
                   (ii) a) Class A Interest                                       12,391,037.20
                        b) Swap Payments                                             100,751.77
                  (iii) First Collection Account Top-up                          120,000,000.00
                   (iv) Minimum Hedge Payment                                              0.00
                    (v) Class A Minimum Principal                                          0.00
                   (vi) Class B Interest                                           1,913,430.74
                  (vii) Class B Minimum Principal                                    519,716.28
                 (viii) Class C Interest                                           2,375,979.69
                   (ix) Class D Interest                                           3,580,412.50
                    (x) Second Collection Account Top-up                          37,058,878.00
                   (xi) Class A Principal Adjustment Amount                        8,711,428.59
                  (xii) Class C Scheduled Principal                                        0.00
                 (xiii) Class D Scheduled Principal                                        0.00
                  (xiv) Modification Payments                                              0.00
                   (xv) Soft Bullet Note Step-up Interest                                  0.00
                  (xvi) Class E Minimum Interest                                           0.00
                 (xvii) Supplemental Hedge Payment                                         0.00
                (xviii) Class B Supplemental Principal                                     0.00
                  (xix) Class A Supplemental Principal                                     0.00
                   (xx) Class D Outstanding Principal                                      0.00
                  (xxi) Class C Outstanding Principal                                      0.00
                 (xxii) Class E Supplemental Interest                                      0.00
                (xxiii) Class B Outstanding Principal                                      0.00
                 (xxiv) Class A Outstanding Principal                                      0.00
                  (xxv) Class E Accrued Unpaid Interest                                    0.00
                 (xxvi) Class E Outstanding Principal                                      0.00
                (xxvii) Charitable Trust                                                   0.00
                                                                             -------------------
Total Payments with respect to Payment Date                                      198,651,634.77
      Less Collection Account Top-Ups ((iii) and (x)above)                      (157,058,878.00)
                                                                             -------------------
                                                                                  41,592,756.77
                                                                             ===================

================================================================================================


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(iv) PAYMENT ON THE CERTIFICATES
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(a)  FLOATING RATE CERTIFICATES                               A-4              A-6              A-7              A-8         Class B

     Applicable LIBOR                                    6.65125%         6.65125%         6.65125%         6.65125%        6.65125%
     Applicable Margin                                   0.62000%         0.34000%         0.26000%         0.37500%        0.75000%
     Applicable Interest Rate                            7.27125%         6.99125%         6.91125%         7.02625%        7.40125%
     Interest Amount Payable                         1,292,666.67     3,347,648.31     3,378,833.33     4,371,888.89    1,913,430.74
     Step Up Interest Amount                                 0.00             0.00             0.00             0.00            0.00

     Opening Principal Balance                     200,000,000.00   538,688,266.92   550,000,000.00   700,000,000.00  290,844,058.21
     Minimum Principal Payment Amount                        0.00             0.00             0.00             0.00      519,716.28
     Adjusted Principal Payment Amount                       0.00     8,711,428.59             0.00             0.00            0.00
     Supplemental Principal Payment Amount                   0.00             0.00             0.00             0.00            0.00
     Total Principal Distribution Amount                     0.00     8,711,428.59             0.00             0.00      519,716.28
     Redemption Amount
      - amount allocable to principal                        0.00             0.00             0.00             0.00            0.00
      - premium allocable to premium                         0.00             0.00             0.00             0.00            0.00
                                                   ---------------------------------------------------------------------------------
     Outstanding Principal Balance (July 17, 2000) 200,000,000.00   529,976,838.33   550,000,000.00   700,000,000.00  290,324,341.93
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(b)  FIXED RATE CERTIFICATES                              Class C          Class D

     Applicable Interest Rate                             8.1500%         10.8750%
     Interest Amount Payable                         2,375,979.69     3,580,412.50

     Opening Principal Balance                     349,837,500.00   395,080,000.00
     Scheduled Principal Payment Amount                      0.00             0.00
     Redemption Amount                                       0.00             0.00
      - amount allocable to principal                        0.00             0.00
      - amount allocable to premium                          0.00             0.00
     Actual Pool Factor                                 0.9329000        0.9877000
                                                   ---------------------------------
     Outstanding Principal Balance (July 17, 2000) 349,837,500.00   395,080,000.00
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Table of rescheduled Pool Factors                             n/a              n/a
  in the event of a partial redemption

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(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
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                                                              A-4              A-6              A-7              A-8         Class B
     Applicable LIBOR                                    6.62625%         6.62625%         6.62625%         6.62625%        6.62625%
     Applicable Margin                                   0.62000%         0.34000%         0.26000%         0.37500%        0.75000%
     Applicable Interest Rate                            7.24625%         6.96625%         6.88625%         7.00125%        7.37625%
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(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
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(a)  FLOATING RATE CERTIFICATES
                                                              A-4              A-6              A-7              A-8         Class B
     Opening Principal Amount                            2,000.00         5,386.88         5,500.00         7,000.00        2,908.44
     Total Principal Payments                                0.00            87.11             0.00             0.00            5.20
                                                       -----------------------------------------------------------------------------
     Closing Outstanding Principal Balance               2,000.00         5,299.77         5,500.00         7,000.00        2,903.24

     Total Interest                                         12.93            33.48            33.79            43.72           19.13
     Total Premium                                           0.00             0.00             0.00             0.00            0.00
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(b)  FIXED RATE CERTIFICATES
                                                          Class C          Class D
     Opening Principal Amount                            3,498.38         3,950.80
     Total Principal Payments                                0.00             0.00
                                        ------------------------------------------
     Outstanding Principal Balance                       3,498.38         3,950.80

     Total Interest                                         23.76            35.80
     Total Premium                                           0.00             0.00
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